UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2018
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 20, 2018, Ingevity Corporation ("Ingevity") announced its preliminary financial results for the three and twelve months ended December 31, 2017, which are attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE

Ingevity Corporation ("Ingevity") has prepared a slide deck to be presented during the earnings release call on February 21, 2018. The presentation slides are available on the investor relations page of Ingevity's website at ir.ingevity.com. Ingevity has historically furnished the presentation slides as an exhibit to the Current Report on Form 8-K announcing its preliminary financial results. Beginning with this Current Report on Form 8-K, Ingevity will no longer furnish the presentation slides as an exhibit to the Current Report on Form 8-K. Investors may instead obtain the presentation slides as described above. The presentation deck will typically be posted before 7:00am Eastern Time on the morning of the earnings release call.

In addition, as previously announced, Ingevity will hold its first investor day on February 21, 2018 at 1:00pm Eastern Time. The live audio webcast and presentation slides will be available on the investor relations page referenced above shortly before the presentation commences. Replays of the webcast will be available through March 21, 2018 on our website.

Please refer to our website for additional information regarding Ingevity. Periodically we may provide other information on the investor relations page of our website, interested parties are encouraged to visit Ingevity's website to view future slide presentations.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated February 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ JOHN C. FORTSON
John C. Fortson
Executive Vice President, Chief Financial Officer, and Treasurer
Date: February 20, 2018